UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

July 31, 2014

TARGA RESOURCES PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-33303	65-1295427
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1000 Louisiana, Suite 4300

Houston, TX 77002

(Address of principal executive office and Zip Code)

(713) 584-1000

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On August 1, 2014 Targa Resources Partners LP (the “Partnership”) issued a press release regarding its financial results for the three and six months ended June 30, 2014. A conference call to discuss these results is scheduled for 10:30 a.m. Eastern time (9:30 a.m. Central time) on Friday, August 1, 2014. The conference call will be webcast live and a replay of the webcast will be available through the Investors section of the Partnership’s website (http://www.targaresources.com). A copy of the press release is furnished as Exhibit 99.1 to this report, which is hereby incorporated by reference into this Item 2.02.

The press release and accompanying schedules and/or the conference call discussions include the non-generally accepted accounting principles (“non-GAAP”) financial measures of distributable cash flow, gross margin, operating margin and Adjusted EBITDA. The press release provides reconciliations of these non-GAAP financial measures to their most directly comparable financial measure calculated and presented in accordance with generally accepted accounting principles in the United States of America (“GAAP”). Our non-GAAP financial measures should not be considered as alternatives to GAAP measures such as net cash provided by operating activities, net income (loss) or any other GAAP measure of liquidity or financial performance.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 31, 2014, Mr. Rene R. Joyce gave notice that he will resign from his position as Executive Chairman of the Board of Directors of Targa Resources Corp. (the “Company”) effective December 31, 2014. He will continue to serve as a director of the Company. Mr. James W. Whalen, Advisor to the Chairman and CEO and a director of the Company, has been appointed to serve as Executive Chairman of the Board of Directors of the Company effective January 1, 2015. Mr. Joyce is not resigning due to any disagreement with the Company or any matter relating to the Company’s operations, policies or practices.

On August 1, 2014, the Company issued a press release disclosing the management changes described in this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

Exhibit 99.1	Targa Resources Partners LP Press Release dated August 1, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Targa Resources Partners LP.

	By:	Targa Resources GP LLC,
its general partner

Date: August 1, 2014	By:	/s/ Matthew J. Meloy
Matthew J. Meloy
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Targa Resources Partners LP Press Release dated August 1, 2014.